                                    [PHOTO]

                         ANNUAL REPORT AUGUST 31, 2000

                                  OPPENHEIMER

                            DEVELOPING MARKETS FUND

                           [OPPENHEIMERFUNDS(R) LOGO]
                            THE RIGHT WAY TO INVEST

REPORT HIGHLIGHTS

CONTENTS

 1  President's Letter

 3  An Interview
    with Your Fund's
    Manager

 8  Fund Performance

14  FINANCIAL
    STATEMENTS

33  INDEPENDENT
    AUDITORS' REPORT

34  Federal
    Income Tax
    Information

35  Officers and Trustees

ONGOING RECOVERY IN EMERGING MARKETS IS a reflection of robust economic growth around the world.

IMPROVING ECONOMIC CONDITIONS IN LATIN AMERICA led us to a number of compelling opportunities.

THE RAPID GROWTH OF TECHNOLOGY IS allowing many emerging-market countries to enter the global marketplace.

AVERAGE ANNUAL
TOTAL RETURNS*

For the 1-Year Period
Ended 8/31/00

Class A
Without         With
Sales Chg.      Sales Chg.
----------------------------
49.12%          40.55%

Class B
Without         With
Sales Chg.      Sales Chg.
----------------------------
48.20%          43.20%

Class C
Without         With
Sales Chg.      Sales Chg.
----------------------------
47.93%          46.93%

* SEE NOTES ON PAGE 12 FOR FURTHER DETAILS.

PRESIDENT'S LETTER

[PHOTO]
BRIDGET A. MACASKILL
President
Oppenheimer
Developing Markets Fund

Dear Shareholder,

Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets--especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.

     We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.

     In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve-- an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.

     Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.


                     1 OPPENHEIMER DEVELOPING MARKETS FUND

PRESIDENT'S LETTER

     What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.

     At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, healthcare and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.

     In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
September 22, 2000

THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC. AND ARE NOT INTENDED TO PREDICT OR DEPICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC DISCUSSION, AS IT APPLIES TO YOUR FUND, IS CONTAINED IN THE PAGES THAT FOLLOW. STOCKS AND BONDS HAVE DIFFERENT TYPES OF INVESTMENT RISKS; STOCKS ARE SUBJECT TO MARKET VOLATILITY AND BONDS ARE SUBJECT TO CREDIT AND INTEREST RATE RISKS.


                     2 OPPENHEIMER DEVELOPING MARKETS FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

[PHOTO]
PORTFOLIO MANAGEMENT
TEAM (L TO R)
Frank Jennings
Rajeev Bhaman
(Portfolio Manager)

Q HOW DID OPPENHEIMER DEVELOPING MARKETS FUND PERFORM DURING THE ONE YEAR THAT ENDED AUGUST 31, 2000?

The Fund performed exceptionally well during the fiscal year, as economic recovery in emerging markets continued to gain momentum. In fact, Lipper Analytical Services ranked the Fund's Class A shares #4 of 188 and #1 of 134 emerging market funds for the one- and three-year periods ended September 30, 2000, respectively.(1) Furthermore, for the three-year period ended September 30, 2000, the Fund's Class A shares received a 3-star (***) rating from Morningstar, Inc.(2)

     No matter how positive the economic backdrop, performance of this caliber still relies on strong stock selection. Once again, our strategy of identifying powerful growth trends--such as new technologies, mass affluence and corporate restructuring--and the companies likely to benefit from these trends, proved highly successful. By focusing on companies in good businesses with strong management, then purchasing them when we believed these companies were temporarily "out of favor," we delivered sizable gains for many shareholders.

WHAT IS BEHIND THE ONGOING RECOVERY IN EMERGING MARKETS?

Basically, it's a reflection of robust economic growth around the world. In the latter half of 1999, economies in both developed and emerging markets began growing more vigorously than



1. Lipper rankings are based on the comparisons of changes in net asset values without considering sales charges, and with dividends and capital gains distributions reinvested. The Fund's Class A shares were ranked 4 of 188 (one-year) and 1 of 134 (three-year) among emerging markets funds for the periods ended 9/30/00.

2. Morningstar, Inc. rates mutual funds in broad investment classes, based on risk adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Current star ratings are based on the weighted average of 3-, 5- and 10-year (if applicable) ratings for a fund or class and are subject to change monthly. The Fund's Class A shares were rated 3 stars (3-year) among 1,175 international equity funds. A fund's Morningstar rating is a relative ranking of the fund within its peer group and does not necessarily mean that the fund had high total returns.


                     3 OPPENHEIMER DEVELOPING MARKETS FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

"Once again, our strategy of identifying powerful growth trends and the companies likely to benefit proved highly successful."

most economists and investors had expected. The United States, in particular, was a primary driver, serving as a profitable export market for companies in Latin America, Asia and Emerging Europe. As companies in these regions produced goods and services to satisfy increased demand overseas, local economic conditions improved dramatically.

WHERE ARE YOU FINDING THE MOST ATTRACTIVE OPPORTUNITIES?

The mix of countries represented in the portfolio is solely an outgrowth of our company-by-company investment process. At the same time, it's fair to say that improving economic conditions in Latin America have led us to a number of compelling opportunities in the region, including several that have been major contributors to the Fund's strong results.

     Brazil, in particular, has rallied nicely from the devaluation of its currency in early 1999. Typically saddled with high interest rates and high inflation, Brazil has embarked on an ambitious program to lower both. In addition, the government has made significant strides in instituting financial reforms mandated by the International Monetary Fund, setting the stage for further economic expansion.

     Mexico, as well, is an exciting story. By getting its monetary house in order, Mexico earned an upgrade on its sovereign (i.e., foreign government) debt to investment grade this past February. The recent election of Vicente Fox Quesada as Mexico's president, unseating the world's longest ruling political party, also bodes well for the Mexican economy. We see this event as a sign that Mexico will continue to open its markets to the world and expand its efforts to contain inflation. Furthermore, the growth of the Mexican middle class is fostering increased demand for consumer goods. All of this is contributing to a rebound in investor confidence, making Mexico a market to watch.


                     4 OPPENHEIMER DEVELOPING MARKETS FUND

AVERAGE ANNUAL
TOTAL RETURNS(3)

For the Periods Ended 9/30/00(3)

Class A         Since
1-Year          Inception
----------------------------------
31.99%          13.17%

Class B         Since
1-Year          Inception
----------------------------------
34.10%          13.51%

Class C         Since
1-Year          Inception
----------------------------------
37.96%          14.04%

WHAT'S YOUR OPINION ON PROSPECTS FOR ASIA?

Asia, on the whole, is still a work in progress. The area has been slow to recover from its economic malaise, and recovery has been limited to South Korea and Malaysia. Although both are benefiting from exports of computers and semiconductors, we have largely avoided exposure in those markets. Generally speaking, we find that corporate management in the region is not yet sufficiently committed to enhancing long-term shareholder value.

     That said, we've found a number of interesting opportunities in India. Previously, direct investment in India was difficult, due to tight government regulation. However, over the last two years, the government has instituted reforms that should make foreign investment easier. In this increasingly business-friendly environment, India's technology industry should begin to flourish as more businesses are established at home rather than abroad. Given India's highly educated population and burgeoning use of the Internet, we have positioned the Fund to capitalize on this early stage of what could be enormous potential.

WHAT INDIVIDUAL COMPANIES CONTRIBUTED TO THE FUND'S PERFORMANCE?

Several of our top holdings turned in impressive performance. Brazil-based Empresa Brasileira de Aeronautica SA (Embraer), Preference is one of the world's leading manufacturers of small jets for the regional airline market. This business has met with success among large U.S. and European carriers. Grupo Televisa SA, Sponsored GDR, a Mexican media company, is the parent of Univision, a U.S. Spanish-speaking television network that has experienced market share gains. Icici Ltd., Sponsored ADR, an Indian insurance company, continued to impress investors with its strong management and technology.


3. See PAGE 12 for further details.


                     5 OPPENHEIMER DEVELOPING MARKETS FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

REGIONAL
ALLOCATION(4)

- Latin America      36.4%

- Asia               33.6

- Middle East/
  Africa             11.8

- Emerging
  Europe             10.9

- United States       5.1

- Europe              2.2

     As for detractors, Bharat Petroleum Corp. Ltd., also India-based, declined due to uncertainty about the ownership and management of the company.

     As always, please keep in mind that investing in foreign securities, and developing markets in particular, entails additional expenses and risks, including foreign currency fluctuation.

WHAT IS YOUR OUTLOOK FOR THE NEAR FUTURE?

The emerging markets are transforming into consumer-driven economies at an incredibly fast rate. The breakdown of autocratic governments and the rapid proliferation of technology are allowing many of these countries to enter the global marketplace, creating new opportunities for investors. Of course, with these opportunities comes greater risk. To help address the hazards of investing in these markets, we rely on rigorous fundamental research to identify the best companies, then hold them over the long term as they achieve their potential. Finding compelling long-term opportunities is what makes Oppenheimer Developing Markets Fund an important part of The Right Way to Invest.



4. Portfolio is subject to change. Percentages are as of August 31, 2000, and are based on total market value of investments.


                     6 OPPENHEIMER DEVELOPING MARKETS FUND

TOP TEN GEOGRAPHIC DIVERSIFICATION HOLDINGS(4)
--------------------------------------------------------------------------------
Brazil                                                            21.5%
--------------------------------------------------------------------------------
India                                                             17.7
--------------------------------------------------------------------------------
Mexico                                                            13.0
--------------------------------------------------------------------------------
Hong Kong                                                          5.5
--------------------------------------------------------------------------------
Singapore                                                          5.5
--------------------------------------------------------------------------------
Portugal                                                           5.4
--------------------------------------------------------------------------------
United States                                                      5.1
--------------------------------------------------------------------------------
Turkey                                                             3.7
--------------------------------------------------------------------------------
Egypt                                                              3.1
--------------------------------------------------------------------------------
Croatia                                                            2.8

TOP TEN COMMON STOCK HOLDINGS(5)
--------------------------------------------------------------------------------
Empresa Brasileira de Aeronautica SA (Embraer), Preference         7.2%
--------------------------------------------------------------------------------
Tele Norte Leste Participacoes SA (Telemar)                        3.4
--------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR                                   3.1
--------------------------------------------------------------------------------
ICICI Ltd., Sponsored ADR                                          3.1
--------------------------------------------------------------------------------
Pliva d.d., Sponsored GDR                                          2.8
--------------------------------------------------------------------------------
Bharat Petroleum Corp. Ltd.                                        2.7
--------------------------------------------------------------------------------
Cia Paranaense Energia, Sponsored ADR, Preference, B Shares        2.7
--------------------------------------------------------------------------------
Grupo Financiero Banorte SA de CV                                  2.3
--------------------------------------------------------------------------------
NIIT Ltd.                                                          2.3
--------------------------------------------------------------------------------
Cheminor Drugs Ltd.                                                2.2


4. Portfolio is subject to change. Percentages are as of August 31, 2000, and are based on total market value of investments.

5. Portfolio is subject to change. Percentages are as of August 31, 2000, and are based on net assets.


                     7 OPPENHEIMER DEVELOPING MARKETS FUND

FUND PERFORMANCE

HOW HAS THE FUND PERFORMED?

Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended August 31, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the Fund's fiscal year that ended August 31, 2000, Oppenheimer Developing Markets Fund delivered impressive performance. Robust economic growth worldwide fueled the ongoing recovery of emerging markets, particularly those of Latin America. The Fund manager continued to seek out companies in good businesses with strong management, focusing on those most likely to benefit from key long-term growth trends. These trends include new technologies, corporate restructuring, and mass affluence. The mix of countries represented in the Fund is a result of this company-by-company evaluation process rather than of any country allocation target or goal. During the period, the Fund benefited from select investments in Brazil, Mexico and India. Asian investments were limited, due to continued economic uncertainty in the region. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held from the commencement date of November 18, 1996, until August 31, 2000. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.


                     8 OPPENHEIMER DEVELOPING MARKETS FUND

     The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged capitalization-weighted equity index of issuers located in 25 developing markets. The MSCI Emerging Markets Free Index is widely recognized as a measure of performance in developing markets.

     Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index shown.


                     9 OPPENHEIMER DEVELOPING MARKETS FUND

FUND PERFORMANCE

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

 [The following table was originally a line graph in the printed materials.]

                                   Morgan Stanley Capital
        Oppenheimer Developing     International (MSCI)
        Markets Fund (Class A)     Emerging Markets Free Index

               9425                   10000
               9331                   10156
              11008                   11336
              11923                   11275
              12083                   10467
              10641                    8636
              11332                    8969
              11074                    7918
               7693                    5141
               9091                    6515
               8275                    6345
              10552                    7909
              11534                    8671
              13617                    9300
              18932                   10648
              16504                    9236
              17198                    9061

Average Annual Total Return of Class A Shares of the Fund at 8/31/00 (1)
1-Year    40.55%    Life    15.40%

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

 [The following table was originally a line graph in the printed materials.]

                                   Morgan Stanley Capital
        Oppenheimer Developing     International (MSCI)
        Markets Fund (Class B)     Emerging Markets Free Index

                10000                   10000
                 9900                   10156
                11650                   11336
                12580                   11275
                12730                   10467
                11190                    8636
                11886                    8969
                11593                    7918
                 8039                    5141
                 9491                    6515
                 8617                    6345
                10978                    7909
                11962                    8671
                14101                    9300
                19586                   10648
                17039                    9236
                17429                    9061

Average Annual Total Return of Class B Shares of the Fund at 8/31/00 (1)
1-Year    43.20%    Life   15.80%

THE PERFORMANCE INFORMATION IN THE GRAPHS FOR MSCI EMERGING MARKETS FREE INDEX BEGINS ON 11/30/96.

1. See PAGE 12 for further details.


                     10 OPPENHEIMER DEVELOPING MARKETS FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

 [The following table was originally a line graph in the printed materials.]

                                   Morgan Stanley Capital
        Oppenheimer Developing     International (MSCI)
        Markets Fund (Class C)     Emerging Markets Free Index

                10000                   10000
                 9900                   10156
                11660                   11336
                12590                   11275
                12740                   10467
                11190                    8636
                11895                    8969
                11602                    7918
                 8042                    5141
                 9497                    6515
                 8622                    6345
                10985                    7909
                11980                    8671
                14109                    9300
                19582                   10648
                17031                    9236
                17723                    9061

Average Annual Total Return of Class C Shares of the Fund at 8/31/00 (1)
1-Year    46.93%    Life    16.32%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


                     11 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE FUND'S RETURNS AT 9/30/00 INCLUDE RESULTS FOR PERIODS OF EXCEPTIONAL MARKET PERFORMANCE THAT ARE NOT TYPICAL OF HISTORICAL RESULTS. YOU SHOULD NOT EXPECT THOSE GROWTH RATES TO CONTINUE. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE HAS BEEN SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONS AND CURRENT PERFORMANCE MAY BE LESS THAN THE RESULTS SHOWN. FOR QUARTERLY UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048 OR VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

CLASS A shares were first publicly offered on 11/18/96. Class A returns include the current initial sales charge of 5.75%.

CLASS B shares were first publicly offered on 11/18/96. Class B returns include the applicable contingent deferred sales charge 5% (1-year) and 3% (since commencement). Class B shares are subject to a 0.75% annual asset-based sales charge. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge.

CLASS C shares were first publicly offered on 11/18/96. Class C returns include the contingent deferred sales charge of 1% for one-year period. Class C shares are subject to a 0.75% annual asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                     12 OPPENHEIMER DEVELOPING MARKETS FUND

                                                                      FINANCIALS



                     13 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS  August 31, 2000

                                                                                         MARKET VALUE
                                                                            SHARES         SEE NOTE 1
=====================================================================================================
 COMMON STOCKS--94.9%
-----------------------------------------------------------------------------------------------------
 BASIC MATERIALS--4.4%
-----------------------------------------------------------------------------------------------------
 METALS--4.4%
 Antofagasta plc                                                           553,180        $ 3,565,605
-----------------------------------------------------------------------------------------------------
 Caemi Mineracao e Metalurgia SA, Preference                            16,300,000          2,329,211
-----------------------------------------------------------------------------------------------------
 Freeport-McMoRan Copper & Gold, Inc., Cl. B(1)                            210,000          2,060,625
                                                                                          -----------
                                                                                            7,955,441


-----------------------------------------------------------------------------------------------------
 CAPITAL GOODS--10.6%
-----------------------------------------------------------------------------------------------------
 AEROSPACE/DEFENSE--7.2%
 Empresa Brasileira de Aeronautica SA (Embraer), Preference              1,900,000         12,917,285
-----------------------------------------------------------------------------------------------------
 INDUSTRIAL SERVICES--2.3%
 Cia de Saneamento Basico do Estado de Sao Paulo                        25,083,207          2,690,982
-----------------------------------------------------------------------------------------------------
 Hyundai Heavy Industries Co. Ltd.                                          75,000          1,488,162
                                                                                          -----------
                                                                                            4,179,144


-----------------------------------------------------------------------------------------------------
 MANUFACTURING--1.1%
 Haci Omer Sabanci Holding AS, ADR, Registered S Shares                    800,000          1,940,000
-----------------------------------------------------------------------------------------------------
 COMMUNICATION SERVICES--8.9%
-----------------------------------------------------------------------------------------------------
 TELECOMMUNICATIONS: LONG DISTANCE--2.7%
 Videsh Sanchar Nigam Ltd.                                                  82,150          1,456,426
-----------------------------------------------------------------------------------------------------
 Videsh Sanchar Nigam Ltd., GDR(2)                                         302,600          3,305,905
                                                                                          -----------
                                                                                            4,762,331


-----------------------------------------------------------------------------------------------------
 TELEPHONE UTILITIES--5.0%
 Tele Norte Leste Participacoes SA (Telemar)                           305,222,897          6,122,911
-----------------------------------------------------------------------------------------------------
 Tele Norte Leste Participacoes SA (Telemar), Preference                35,738,257            907,451
-----------------------------------------------------------------------------------------------------
 Telecomunicacoes do Rio de Janeiro SA, Preference(1)                   50,018,554          1,528,459
-----------------------------------------------------------------------------------------------------
 Telefonica SA, BDR(1)                                                      20,308            381,717
                                                                                          -----------
                                                                                            8,940,538


-----------------------------------------------------------------------------------------------------
 TELECOMMUNICATIONS: WIRELESS--1.2%
 Partner Communications Co. Ltd., Sponsored ADR(1)                         180,750          1,717,125
-----------------------------------------------------------------------------------------------------
 Telesp Celular Participacoes SA, Preference(1)                         32,907,240            486,510
                                                                                          -----------
                                                                                            2,203,635


                     14 OPPENHEIMER DEVELOPING MARKETS FUND

                                                                                     MARKET VALUE
                                                                        SHARES         SEE NOTE 1
=================================================================================================
 CONSUMER CYCLICALS--14.6%
-------------------------------------------------------------------------------------------------
 AUTOS & HOUSING--5.3%
 Brazil Realty SA, GDR(3)                                               63,580        $  898,068
-------------------------------------------------------------------------------------------------
 Corporacion GEO SA de CV, Cl. B(1)                                  1,543,000         2,916,539
-------------------------------------------------------------------------------------------------
 G. Accion SA de CV, Cl. B(1,3)                                      3,443,000         1,645,668
-------------------------------------------------------------------------------------------------
 Madinet Nasr for Housing & Development Co.                            220,000         1,528,421
-------------------------------------------------------------------------------------------------
 Solidere, GDR(1,2)                                                    360,900         2,445,098
                                                                                      -----------
                                                                                       9,433,794


-------------------------------------------------------------------------------------------------
 CONSUMER SERVICES--0.4%
 Art Marketing Syndicate SA(1)                                          52,830           632,298
-------------------------------------------------------------------------------------------------
 LEISURE & ENTERTAINMENT--2.3%
 Danubius Hotel & Spa Rt.                                               77,300         1,443,631
-------------------------------------------------------------------------------------------------
 Hongkong & Shanghai Hotels Ltd. (The)                               4,177,000         2,624,248
                                                                                      -----------
                                                                                        4,067,879


-------------------------------------------------------------------------------------------------
 MEDIA--5.3%
 Hurriyet Gazetecilik ve Matbaacilik AS(1)                          90,610,000           996,383
-------------------------------------------------------------------------------------------------
 Impresa-Sociedade Gestora de Participacoes SA(1)                      145,000         1,415,536
-------------------------------------------------------------------------------------------------
 MacMillan India MC                                                     21,500           408,674
-------------------------------------------------------------------------------------------------
 Naspers Ltd., N Shares                                                170,000         1,557,978
-------------------------------------------------------------------------------------------------
 Primedia Ltd., N Shares                                               845,600           727,659
-------------------------------------------------------------------------------------------------
 Singapore Press Holdings Ltd.                                         111,000         1,786,266
-------------------------------------------------------------------------------------------------
 Times Publishing Ltd.                                               1,140,000         2,516,702
                                                                                      -----------
                                                                                       9,409,198

-------------------------------------------------------------------------------------------------
 RETAIL: SPECIALTY--1.3%
 Courts (Singapore) Ltd.                                             6,815,000         2,355,734
-------------------------------------------------------------------------------------------------
 CONSUMER STAPLES--17.2%
-------------------------------------------------------------------------------------------------
 BEVERAGES--2.4%
 Cia Cervejaria Brahma, Sponsored ADR                                  169,200         3,510,900
-------------------------------------------------------------------------------------------------
 Serm Suk Public Co. Ltd.(3)                                           300,000           697,248
                                                                                      -----------
                                                                                       4,208,148


-------------------------------------------------------------------------------------------------
 BROADCASTING--7.6%
 Grupo Radio Centro SA de CV, Sponsored ADR                            322,100         2,919,031
-------------------------------------------------------------------------------------------------
 Grupo Televisa SA, Sponsored GDR(1)                                    85,900         5,562,025
-------------------------------------------------------------------------------------------------
 LG Home Shopping, Inc.                                                 20,000         2,020,293
-------------------------------------------------------------------------------------------------
 Television Broadcasts Ltd.                                            333,000         1,882,900
-------------------------------------------------------------------------------------------------
 Tiletipos SA                                                          100,000         1,242,792
                                                                                      -----------
                                                                                      13,627,041


                     15 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                     MARKET VALUE
                                                                        SHARES         SEE NOTE 1
=================================================================================================
 ENTERTAINMENT--1.0%
 Shaw Brothers (Hong Kong) Ltd.                                      2,000,000       $ 1,846,320
-------------------------------------------------------------------------------------------------
 FOOD & DRUG RETAILERS--2.8%
 Dairy Farm International Holdings Ltd.                              4,142,100         1,905,366
-------------------------------------------------------------------------------------------------
 Jeronimo Martins & Filho SA                                           160,000         2,284,631
-------------------------------------------------------------------------------------------------
 PT Hero Supermarket Tbk(1)                                          4,916,000           904,568
                                                                                      -----------
                                                                                       5,094,565


-------------------------------------------------------------------------------------------------
 HOUSEHOLD GOODS--2.5%
 Grupo Casa Saba SA de CV, Sponsored ADR(1)                            297,000         3,044,250
-------------------------------------------------------------------------------------------------
 Hindustan Lever Ltd.                                                      380             1,981
-------------------------------------------------------------------------------------------------
 Marico Industries Ltd.                                                222,000         1,367,796
                                                                                      -----------
                                                                                       4,414,027


-------------------------------------------------------------------------------------------------
 TOBACCO--0.9%
 Eastern Tobacco Co.                                                    80,000         1,684,438
-------------------------------------------------------------------------------------------------
 ENERGY--2.7%
-------------------------------------------------------------------------------------------------
 OIL: INTERNATIONAL--2.7%
 Bharat Petroleum Corp. Ltd.                                         1,271,500         4,878,204
-------------------------------------------------------------------------------------------------
 FINANCIAL--19.4%
-------------------------------------------------------------------------------------------------
 BANKS--7.1%
 BBV Banco BHIF, Sponsored ADR                                         123,600         1,807,650
-------------------------------------------------------------------------------------------------
 Commercial International Bank, Sponsored GDR                          238,000         2,272,900
-------------------------------------------------------------------------------------------------
 Grupo Financiero Banorte SA de CV(1)                                3,138,000         4,090,598
-------------------------------------------------------------------------------------------------
 Grupo Financiero Inbursa SA de CV(1)                                  578,770         2,187,952
-------------------------------------------------------------------------------------------------
 Unibanco-Uniao de Bancos Brasileiros SA, Sponsored GDR                 68,000         2,312,000
                                                                                      -----------
                                                                                      12,671,100


-------------------------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL--7.6%
 Administradora de Fondos de Pensiones Provida SA, Sponsored ADR        75,000         1,565,625
-------------------------------------------------------------------------------------------------
 Espirito Santo Financial Group, ADR                                   160,550         3,130,725
-------------------------------------------------------------------------------------------------
 Housing Development Finance Corp. Ltd.                                272,800         3,140,746
-------------------------------------------------------------------------------------------------
 ICICI Ltd., Sponsored ADR                                             390,375         5,514,047
-------------------------------------------------------------------------------------------------
 Kotak Mahindra Finance Ltd.(1)                                        112,711           187,770
                                                                                      -----------
                                                                                      13,538,913


-------------------------------------------------------------------------------------------------
 INSURANCE--4.7%
 Adamjee Insurance Co. Ltd.                                            745,442           862,720
-------------------------------------------------------------------------------------------------
 Aksigorta AS                                                      140,298,000         2,678,424
-------------------------------------------------------------------------------------------------
 Fubon Insurance Co., GDR                                              269,677         1,806,836


                     16 OPPENHEIMER DEVELOPING MARKETS FUND

                                                                                     MARKET VALUE
                                                                        SHARES         SEE NOTE 1
=================================================================================================
 INSURANCE Continued
 Liberty Group Ltd.(1)                                                  76,144      $    709,840
-------------------------------------------------------------------------------------------------
 Sanlam Ltd.                                                           700,000           843,313
-------------------------------------------------------------------------------------------------
 Towarzystwo Ubezpieczen i Reasekuracji Warta SA                        48,263         1,441,343
                                                                                      -----------
                                                                                       8,342,476
-------------------------------------------------------------------------------------------------
 HEALTHCARE--7.1%
-------------------------------------------------------------------------------------------------
 HEALTHCARE/DRUGS--7.1%
 Cheminor Drugs Ltd.                                                   420,608         3,979,097
-------------------------------------------------------------------------------------------------
 Dr. Reddy's Laboratories Ltd.                                          61,750         1,788,214
-------------------------------------------------------------------------------------------------
 Haw Par Healthcare Ltd.                                             1,362,000         1,194,806
-------------------------------------------------------------------------------------------------
 Pliva d.d., Sponsored GDR(2)                                          473,900         5,035,188
-------------------------------------------------------------------------------------------------
 Sun Pharmaceutical Industries Ltd.                                     55,800           679,426
                                                                                      -----------
                                                                                      12,676,731


-------------------------------------------------------------------------------------------------
 TECHNOLOGY--6.7%
-------------------------------------------------------------------------------------------------
 COMPUTER HARDWARE--0.3%
 GVC Corp., GDR(1)                                                     200,000           588,960
-------------------------------------------------------------------------------------------------
 COMPUTER SERVICES--1.7%
 CCT Telecom Holdings Ltd.(1)                                       14,114,000         2,967,825
-------------------------------------------------------------------------------------------------
 COMPUTER SOFTWARE--4.4%
 NIIT Ltd.                                                              97,700         4,024,335
-------------------------------------------------------------------------------------------------
 ParaRede-SGPS, SA(1)                                                  600,000         2,880,684
-------------------------------------------------------------------------------------------------
 Software Solution Integrated Ltd.(1)                                   15,000           927,480
                                                                                      -----------
                                                                                       7,832,499


-------------------------------------------------------------------------------------------------
 ELECTRONICS--0.3%
 DVB (Holdings) Ltd.(1)                                              1,150,000           479,210


-------------------------------------------------------------------------------------------------
 UTILITIES--3.3%
-------------------------------------------------------------------------------------------------
 ELECTRIC UTILITIES--2.7%
 Cia Paranaense Energia, Sponsored ADR, Preference, B Shares           498,300         4,827,281
-------------------------------------------------------------------------------------------------
 GAS UTILITIES--0.6%
 Aygaz AS                                                           23,684,000         1,030,903
                                                                                      -----------
 Total Common Stocks (Cost $152,228,319)                                             169,505,918


                     17 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                    MARKET VALUE
                                                                         UNITS        SEE NOTE 1
=================================================================================================
 RIGHTS, WARRANTS AND CERTIFICATES--0.8%
 Queenbee Resources Corp./Jollibee Foods Corp. Wts., Exp. 3/24/03    5,337,460      $  1,419,380
-------------------------------------------------------------------------------------------------
 Telesp Celular Participacoes SA Rts., Exp. 10/5/00                  3,290,724             1,989
                                                                                    -------------
 Total Rights, Warrants and Certificates (Cost $1,495,032)                             1,421,369

                                                                     PRINCIPAL
                                                                     AMOUNT(5)
=================================================================================================
 CORPORATE BONDS AND NOTES--0.5%
 Grupo Financiero Banorte SA de CV, 19.02% Nts., 12/5/02(3,4)
 [MXN](Cost $892,218)                                                7,730,000           822,921


=================================================================================================
 REPURCHASE AGREEMENTS--3.9%
 Repurchase agreement with Banc One Capital Markets, Inc.,
 6.57%, dated 8/31/00, to be repurchased at $7,073,291 on
 9/1/00, collateralized by U.S. Treasury Bonds, 6.25%-12%,
 11/15/03-8/15/23, with a value of $3,027,174, U.S.
 Treasury Nts., 4.25%-7.50%, 12/31/00-2/15/07, with a
 value of $3,456,779 and U.S. Treasury Bills, 11/30/00,
 with a value of $740,302 (Cost $7,072,000)                          7,072,000         7,072,000
-------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $161,687,569)                         100.1%      178,822,208
-------------------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                                    (0.1)         (177,433)
                                                                     ----------------------------
 NET ASSETS                                                              100.0%     $178,644,775
                                                                     ============================


FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $10,786,191 or 6.04% of the Fund's net assets as of August 31, 2000.

3. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

4. Represents the current interest rate for a variable or increasing rate security.

5. Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

MXN--Mexican Nuevo Peso

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     18 OPPENHEIMER DEVELOPING MARKETS FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS Continued

 DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC DIVERSIFICATION, AS A PERCENTAGE OF TOTAL INVESTMENTS
 AT VALUE, IS AS FOLLOWS:

 GEOGRAPHIC DIVERSIFICATION                                       MARKET VALUE             PERCENT
----------------------------------------------------------------------------------------------------

 Brazil                                                          $  38,533,045                21.5%
 India                                                              31,660,099                17.7
 Mexico                                                             23,188,985                13.0
 Hong Kong                                                           9,800,503                 5.5
 Singapore                                                           9,758,875                 5.5
 Portugal                                                            9,711,577                 5.4
 United States                                                       9,132,625                 5.1
 Turkey                                                              6,645,711                 3.7
 Egypt                                                               5,485,759                 3.1
 Croatia                                                             5,035,188                 2.8
 South Africa                                                        3,838,790                 2.1
 Great Britain                                                       3,565,605                 2.0
 Korea, Republic of (South)                                          3,508,455                 2.0
 Chile                                                               3,373,275                 1.9
 Lebanon                                                             2,445,098                 1.4
 Taiwan                                                              2,395,796                 1.3
 Poland                                                              2,073,641                 1.2
 Israel                                                              1,717,125                 1.0
 Hungary                                                             1,443,631                 0.8
 Philippines                                                         1,419,380                 0.8
 Greece                                                              1,242,792                 0.7
 Indonesia                                                             904,568                 0.5
 Pakistan                                                              862,720                 0.5
 Thailand                                                              697,248                 0.4
 Spain                                                                 381,717                 0.1
                                                                 -----------------------------------
 Total                                                            $178,822,208               100.0%
                                                                 ===================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     19 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2000

==================================================================================================
 ASSETS
 Investments, at value (cost $161,687,569)--see accompanying statement             $178,822,208
--------------------------------------------------------------------------------------------------
 Cash                                                                                    12,691
--------------------------------------------------------------------------------------------------
 Cash--foreign currencies (cost $8,903)                                                   8,689
--------------------------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                                        3
--------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                                   1,826,335
 Interest and dividends                                                                 491,360
 Other                                                                                    5,829
                                                                                 -----------------
 Total assets                                                                       181,167,115


==================================================================================================
 LIABILITIES
 Unrealized depreciation on foreign currency contracts                                      696
--------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                                1,472,109
 Shares of beneficial interest redeemed                                                 631,657
 Transfer and shareholder servicing agent fees                                          122,108
 Foreign capital gains taxes                                                            116,787
 Distribution and service plan fees                                                      68,120
 Trustees' compensation                                                                  34,375
 Other                                                                                   76,488
                                                                                 -----------------
 Total liabilities                                                                    2,522,340

==================================================================================================
 NET ASSETS                                                                        $178,644,775
                                                                                 =================


==================================================================================================
 COMPOSITION OF NET ASSETS
 Paid-in capital                                                                   $155,769,653
--------------------------------------------------------------------------------------------------
 Undistributed net investment income                                                  1,180,759
--------------------------------------------------------------------------------------------------
 Accumulated net realized gain on investments and
 foreign currency transactions                                                        4,565,686
--------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of
 assets and liabilities denominated in foreign currencies                            17,128,677
                                                                                 -----------------
 NET ASSETS                                                                        $178,644,775
                                                                                 =================


==================================================================================================
 NET ASSET VALUE PER SHARE
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $114,136,507 and 6,775,383 shares of beneficial interest outstanding)                   $16.85
 Maximum offering price per share (net asset value plus sales charge of 5.75% of
 offering price)                                                                         $17.88
--------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $48,145,651 and 2,883,276 shares of beneficial interest outstanding)                    $16.70
--------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $16,362,617 and 981,251 shares of beneficial interest outstanding)                      $16.68

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     20 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2000

==================================================================================================
 INVESTMENT INCOME
 Dividends (net of foreign withholding taxes of $174,410)                          $  3,889,285
--------------------------------------------------------------------------------------------------
 Interest (net of foreign withholding taxes of $11,340)                                 511,451
                                                                                 -----------------
 Total income                                                                         4,400,736


==================================================================================================
 EXPENSES
 Management fees                                                                      1,251,751
--------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                180,696
 Class B                                                                                372,804
 Class C                                                                                102,045
--------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                          470,303
--------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                            155,041
--------------------------------------------------------------------------------------------------
 Foreign capital gains taxes                                                            116,787
--------------------------------------------------------------------------------------------------
 Shareholder reports                                                                     96,947
--------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                  12,511
--------------------------------------------------------------------------------------------------
 Other                                                                                   60,352
                                                                                 -----------------
 Total expenses                                                                       2,819,237
 Less expenses paid indirectly                                                           (6,760)
                                                                                 -----------------
 Net expenses                                                                         2,812,477


==================================================================================================
 NET INVESTMENT INCOME                                                                1,588,259


==================================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) on:
 Investments                                                                         14,571,606
 Foreign currency transactions                                                       (2,455,784)
                                                                                 -----------------
 Net realized gain                                                                   12,115,822
--------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                                         20,067,364
 Translation of assets and liabilities denominated in foreign currencies             (1,069,826)
                                                                                 -----------------
 Net change                                                                          18,997,538
                                                                                 -----------------
 Net realized and unrealized gain                                                    31,113,360


==================================================================================================
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $32,701,619
                                                                                 =================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     21 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

 YEAR ENDED AUGUST 31,                                                      2000           1999
==================================================================================================
 OPERATIONS
 Net investment income                                           $     1,588,259  $     401,591
--------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                             12,115,822     (1,959,816)
--------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                                18,997,538     20,753,634
                                                                 ---------------  ----------------
 Net increase in net assets resulting from operations                 32,701,619     19,195,409


==================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income:
 Class A                                                                (474,878)      (299,233)
 Class B                                                                 (72,621)       (57,849)
 Class C                                                                 (20,349)        (9,462)
--------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                      --       (217,044)
 Class B                                                                      --       (123,480)
 Class C                                                                      --        (27,449)


==================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
 Net increase in net assets resulting from
 beneficial interest transactions:
 Class A                                                              53,825,278      5,563,014
 Class B                                                              17,625,360      2,081,959
 Class C                                                               8,922,257        519,729

==================================================================================================
 NET ASSETS
 Total increase                                                      112,506,666     26,625,594
--------------------------------------------------------------------------------------------------
 Beginning of period                                                  66,138,109     39,512,515
                                                                 ---------------  ----------------
 End of period (including undistributed net investment
 income of $1,180,759 and $272,716, respectively)                $   178,644,775  $  66,138,109
                                                                 ===============  ================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     22 OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS

 CLASS A      YEAR ENDED AUGUST 31,                         2000       1999        1998     1997(1)
=====================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                     $11.40      $7.76      $12.82      $10.00
-----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                       .20        .10         .11         .07
 Net realized and unrealized gain (loss)                    5.37       3.71       (4.62)       2.75
                                                          -------------------------------------------
 Total income (loss) from investment operations             5.57       3.81       (4.51)       2.82
-----------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                       (.12)      (.10)       (.09)         --
 Distributions from net realized gain                         --       (.07)       (.46)         --
                                                          -------------------------------------------
 Total dividends and/or distributions
 to shareholders                                            (.12)      (.17)       (.55)         --
-----------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $16.85     $11.40      $ 7.76      $12.82
                                                          ===========================================


=====================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                       49.12%     49.92%     (36.33)%     28.20%


=====================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)               $114,137    $40,046     $23,663     $37,613
-----------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                      $ 77,848    $29,183     $35,864     $17,852
-----------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                      1.56%      1.11%       0.87%       1.45%
 Expenses                                                   1.96%      2.36%       2.18%(4)    1.94%(4)
-----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      22%        37%         78%         27%



1. For the period from November 18, 1996 (commencement of operations) to August 31, 1997.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     23 OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS  Continued


 CLASS B      YEAR ENDED AUGUST 31,                         2000       1999        1998     1997(1)
=======================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                     $11.30    $  7.69      $12.73     $ 10.00
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                       .11        .04         .01         .03
 Net realized and unrealized gain (loss)                    5.33       3.68       (4.57)       2.70
                                                          ---------------------------------------------
 Total income (loss) from investment operations             5.44       3.72       (4.56)       2.73
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to Shareholders:
 Dividends from net investment income                       (.04)      (.04)       (.02)         --
 Distributions from net realized gain                         --       (.07)       (.46)         --
                                                          ---------------------------------------------
 Total dividends and/or distributions
 to shareholders                                            (.04)      (.11)       (.48)         --
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $16.70     $11.30       $7.69      $12.73
                                                          =============================================


=======================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                       48.20%     48.81%     (36.85)%     27.30%


=======================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                $48,146    $21,028     $12,788     $20,470
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $37,333    $16,430     $18,673     $ 7,802
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                      0.78%      0.37%       0.07%       0.87%
 Expenses                                                   2.72%      3.10%       2.95%(4)    2.78%(4)
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      22%        37%         78%         27%



1. For the period from November 18, 1996 (commencement of operations) to August 31, 1997.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     24 OPPENHEIMER DEVELOPING MARKETS FUND

 CLASS C        YEAR ENDED AUGUST 31,                       2000       1999        1998     1997(1)
======================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                    $ 11.31     $ 7.68      $12.74     $ 10.00
------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                       .09        .04         .02         .04
 Net realized and unrealized gain (loss)                    5.32       3.69       (4.58)       2.70
                                                          --------------------------------------------
 Total income (loss) from investment operations             5.41       3.73       (4.56)       2.74
------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                       (.04)      (.03)       (.04)         --
 Distributions from net realized gain                         -        (.07)       (.46)         --
                                                          --------------------------------------------
 Total dividends and/or distributions
 to shareholders                                            (.04)      (.10)       (.50)         --
------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $16.68     $11.31       $7.68      $12.74
                                                          ============================================


======================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                       47.93%     48.98%     (36.88)%     27.40%

======================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                $16,363     $5,064      $3,061      $3,713
------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $10,230     $4,022      $4,206      $1,560
------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                      0.82%      0.41%       0.24%       0.98%
 Expenses                                                   2.71%      3.08%       2.95%(4)    2.77%(4)
------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      22%        37%         78%         27%



1. For the period from November 18, 1996 (commencement of operations) to August 31, 1997.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     25 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Developing Markets Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to aggressively seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

       The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

       The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


                     26 OPPENHEIMER DEVELOPING MARKETS FUND

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 2000, a provision of $6,333 was made for the Fund's projected benefit obligations and payments of $460 were made to retired trustees, resulting in an accumulated liability of $32,845 as of August 31, 2000.

       The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


                     27 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES  Continued

CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

       The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2000, amounts have been reclassified to reflect an increase in paid-in capital of $3,357,116, a decrease in undistributed net investment income of $112,368, and a decrease in accumulated net realized gain on investments of $3,244,748. This reclassification includes $3,362,892 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                     28 OPPENHEIMER DEVELOPING MARKETS FUND

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                  YEAR ENDED AUGUST 31, 2000         YEAR ENDED AUGUST 31, 1999
                                     SHARES           AMOUNT            SHARES           AMOUNT
------------------------------------------------------------------------------------------------
CLASS A
Sold                             10,550,933    $ 174,937,404         4,371,002     $ 42,720,089
Dividends and/or
distributions reinvested             31,540          440,912            59,038          498,873
Redeemed                         (7,319,699)    (121,553,038)       (3,967,426)     (37,655,948)
                                 ---------------------------------------------------------------
Net increase                      3,262,774    $  53,825,278           462,614     $  5,563,014
                                 ===============================================================


------------------------------------------------------------------------------------------------
CLASS B
Sold                              2,289,199    $  37,593,902         1,618,428     $ 16,240,189
Dividends and/or
distributions reinvested              4,985           69,291            20,507          172,670
Redeemed                         (1,271,347)     (20,037,833)       (1,441,572)     (14,330,900)
                                 ---------------------------------------------------------------
Net increase                      1,022,837    $  17,625,360           197,363     $  2,081,959
                                 ===============================================================


------------------------------------------------------------------------------------------------
CLASS C
Sold                                819,660    $  13,558,912           392,347     $  3,833,222
Dividends and/or
distributions reinvested              1,334           18,568             4,083           34,424
Redeemed                           (287,683)      (4,655,223)         (346,893)      (3,347,917)
                                 ---------------------------------------------------------------
Net increase                        533,311    $   8,922,257            49,537     $    519,729
                                 ===============================================================


================================================================================
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2000, were $102,209,885 and $26,818,835, respectively.

       As of August 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $163,928,405 was:

           Gross unrealized appreciation             $ 32,676,628
           Gross unrealized depreciation              (17,783,040)
                                                     -------------
           Net unrealized appreciation               $ 14,893,588
                                                     =============


================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 1.00% of the first $250 million of average annual net assets of the Fund, 0.95% of the next $250 million, 0.90% of the next $500 million, and 0.85% of average annual net assets over $1 billion. The Fund's management fee for the year ended August 31, 2000, was an annualized rate of 1.00%, before any waiver by the Manager if applicable.


                     29 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                            AGGREGATE        CLASS A      COMMISSIONS     COMMISSIONS     COMMISSIONS
                            FRONT-END      FRONT-END       ON CLASS A      ON CLASS B      ON CLASS C
                        SALES CHARGES  SALES CHARGES           SHARES          SHARES          SHARES
                           ON CLASS A    RETAINED BY      ADVANCED BY     ADVANCED BY     ADVANCED BY
YEAR ENDED                     SHARES    DISTRIBUTOR   DISTRIBUTOR(1)  DISTRIBUTOR(1)  DISTRIBUTOR(1)
------------------------------------------------------------------------------------------------------
August 31, 2000              $544,323       $140,127         $101,596        $582,519         $90,600

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                    CLASS A                        CLASS B                         CLASS C
                        CONTINGENT DEFERRED            CONTINGENT DEFERRED             CONTINGENT DEFERRED
                              SALES CHARGES                  SALES CHARGES                   SALES CHARGES
YEAR ENDED          RETAINED BY DISTRIBUTOR        RETAINED BY DISTRIBUTOR         RETAINED BY DISTRIBUTOR
----------------------------------------------------------------------------------------------------------
August 31, 2000                $1,719                        $80,424                          $2,363

       The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended August 31, 2000, payments under the Class A plan totaled $180,696 prior to Manager waivers if applicable, all of which were paid by the Distributor to recipients, and included $14,119 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.


                     30 OPPENHEIMER DEVELOPING MARKETS FUND

--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

       The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

       The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended August 31, 2000, were as follows:

                                                                 DISTRIBUTOR'S       DISTRIBUTOR'S
                                                                     AGGREGATE        UNREIMBURSED
                                                                  UNREIMBURSED       EXPENSES AS %
                              TOTAL PAYMENTS  AMOUNT RETAINED         EXPENSES       OF NET ASSETS
                                  UNDER PLAN   BY DISTRIBUTOR       UNDER PLAN            OF CLASS
---------------------------------------------------------------------------------------------------
Class B Plan                        $372,804         $305,627       $1,011,561                2.10%
Class C Plan                         102,045           42,975          149,787                0.92


================================================================================
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

       The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.


                     31 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
5. FOREIGN CURRENCY CONTRACTS  Continued

       The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

       Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of August 31, 2000, the Fund had outstanding foreign currency contracts as follows:

                               EXPIRATION       CONTRACT   VALUATION AS OF    UNREALIZED    UNREALIZED
CONTRACT DESCRIPTION                 DATE  AMOUNT (000s)   AUGUST 31, 2000  APPRECIATION  DEPRECIATION
-------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Euro (EUR)                         9/4/00         EUR482          $428,483           $--         $ 684
Indian Rupee (INR)                 9/4/00         INR263             5,752            --            12
Singapore Dollar (SGD)             9/1/00          SGD12             7,054             3            --
                                                                            ---------------------------
Total Unrealized Appreciation and Depreciation                                       $ 3          $696
                                                                            ===========================


================================================================================
6. ILLIQUID SECURITIES

As of August 31, 2000, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August 31, 2000, was $4,063,905, which represents 2.27% of the Fund's net assets. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit.

================================================================================
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

       The Fund had no borrowings outstanding during the year ended August 31, 2000.


                     32 OPPENHEIMER DEVELOPING MARKETS FUND

INDEPENDENT AUDITORS' REPORT


================================================================================
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER DEVELOPING MARKETS FUND:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Developing Markets Fund as of August 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period from November 18, 1996 (commencement of operations) to August 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Developing Markets Fund as of August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from November 18, 1996 (commencement of operations) to August 31, 1997, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP


Denver, Colorado
September 22, 2000


                     33 OPPENHEIMER DEVELOPING MARKETS FUND

FEDERAL INCOME TAX INFORMATION  Unaudited

================================================================================
In early 2001, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

       Dividends of $0.1242, $0.0391 and $0.0427 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 7, 1999, all of which were designated as ordinary income for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

       None of the dividends paid by the Fund during the year ended August 31, 2000, are eligible for the corporate dividend-received deduction.

       The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                     34 OPPENHEIMER DEVELOPING MARKETS FUND

OPPENHEIMER DEVELOPING MARKETS FUND

================================================================================
OFFICERS AND TRUSTEES    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Phillip A. Griffiths, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Clayton K. Yeutter, Trustee
                         Rajeev Bhaman, Vice President
                         Andrew J. Donohue, Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary


================================================================================
INVESTMENT ADVISOR       OppenheimerFunds, Inc.


================================================================================
DISTRIBUTOR              OppenheimerFunds Distributor, Inc.


================================================================================
TRANSFER AND SHAREHOLDER OppenheimerFunds Services
SERVICING AGENT


================================================================================
CUSTODIAN OF             The Bank of New York
PORTFOLIO SECURITIES


================================================================================
INDEPENDENT AUDITORS     KPMG LLP


================================================================================
LEGAL COUNSEL            Mayer, Brown & Platt

                         For more complete information about Oppenheimer Developing Markets Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet web site, at WWW.OPPENHEIMERFUNDS.COM.

                         SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                         OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC., TWO WORLD TRADE CENTER, NEW YORK, NY 10048-0203.


          (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.


                     35 OPPENHEIMER DEVELOPING MARKETS FUND

OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------


===========================================================================================================
GLOBAL EQUITY
                            Developing Markets Fund           Global Fund
                            International Small Company Fund  Quest Global Value Fund
                            Europe Fund                       Global Growth & Income Fund
                            International Growth Fund

===========================================================================================================
EQUITY
                            Stock                             Stock & Bond
                            Emerging Technologies Fund        Main Street(R) Growth & Income Fund
                            Enterprise Fund                   Quest Opportunity Value Fund
                            Discovery Fund                    Total Return Fund
                            Main Street(R) Small Cap Fund     Quest Balanced Value Fund
                            Quest Small Cap Fund(1)           Capital Income Fund
                            MidCap Fund                       Multiple Strategies Fund
                            Main Street(R) Opportunity Fund   Disciplined Allocation Fund(2)
                            Growth Fund                       Convertible Securities Fund
                            Capital Appreciation Fund
                            Large Cap Growth Fund             Specialty
                            Disciplined Value Fund(2)         Real Asset Fund(R)
                            Quest Capital Value Fund          Gold & Special Minerals Fund
                            Quest Value Fund
                            Trinity Growth Fund
                            Trinity Core Fund
                            Trinity Value Fund

===========================================================================================================
FIXED INCOME
                            Taxable                           Municipal
                            International Bond Fund           California Municipal Fund(3)
                            World Bond Fund(2)                Main Street(R) California Municipal Fund(2,3)
                            High Yield Fund                   Florida Municipal Fund(3)
                            Champion Income Fund              New Jersey Municipal Fund(3)
                            Strategic Income Fund             New York Municipal Fund(3)
                            Bond Fund                         Pennsylvania Municipal Fund(3)
                            Senior Floating Rate Fund         Municipal Bond Fund
                            U.S. Government Trust             Insured Municipal Fund(2)
                            Limited-Term Government Fund      Intermediate Municipal Fund

                                                              Rochester Division
                                                              Rochester Fund Municipals
                                                              Limited Term New York Municipal Fund

===========================================================================================================
MONEY MARKET(4)
                            Money Market Fund                 Cash Reserves


1. The Fund's name changed from "Oppenheimer Quest Small Cap Value Fund" on 5/19/00.

2. The Fund's Board has proposed to reorganize the Fund into another Oppenheimer fund, subject to shareholder approval.

3. Available to investors only in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


                     36 OPPENHEIMER DEVELOPING MARKETS FUND

INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

INTERNET
24-hr access to account information and transactions(1)
WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PHONELINK
24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------------------------------
TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
Mon-Fri 9am-6:30pm ET
1.800.843.4461
--------------------------------------------------------------------------------
OPPENHEIMERFUNDS MARKET HOTLINE
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. BOX 5270, DENVER, CO 80217-5270
--------------------------------------------------------------------------------
TICKER SYMBOLS  Class A: ODMAX  Class B: ODVBX  Class C: ODVCX

1. At times this website may be inaccessible or its transaction feature may be unavailable.


[OPPENHEIMERFUNDS(R) LOGO]

RA0785.001.0800  October 30, 2000